UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

385 East Colorado Boulevard Pasadena, CA 91101

(Address of Principal Executive Offices)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Item 1.	Schedule of Investments.

WESTERN ASSET/CLAYMORE

INFLATION–LINKED OPPORTUNITIES &

INCOME FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 98.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	7,141,374	$8,364,334
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	38,352,780	43,653,249
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	26,248,192	29,215,471
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	25,042,020	34,006,287
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	2,352,564	2,871,415
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	18,840,770	26,577,261
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	25,654,097	31,917,314
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	37,916,224	34,720,000
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	11,481,982	10,136,432
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	10,401,801	11,125,860
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	34,936,800	34,961,360
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	64,864,600	64,910,200	(a)
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	118,107,356	122,259,538	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	11,614,236	11,748,520	(a)
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	25,648,845	27,386,144	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	11,538,670	11,691,915
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	551,789	601,579
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	34,482,026	36,618,291
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	48,751,164	49,139,662
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,789,704	4,025,674
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	6,103,350	6,667,434
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	15,625,741	16,590,147
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	3,735,750	3,918,451
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	26,797,485	27,337,615
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	54,822,533	53,563,314
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	7,335,234	7,160,450
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	67,649,733	65,451,116	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	6,552,192	6,481,042
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	14,648,701	14,721,944
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	11,197,944	10,750,900

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $803,978,049)				808,572,919

ASSET-BACKED SECURITIES - 0.1%
Bayview Financial Acquisition Trust, 2004-C A1	0.782%	5/28/44	5,316	5,303	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.555%	9/25/46	114,416	97,914	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.055%	10/27/32	8,331	7,972	(b)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	251,169	(b)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $249,321)				362,358

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
Countrywide Alternative Loan Trust, 2004-33 1A1	2.739%	12/25/34	6,266	6,145	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.727%	12/25/34	7,850	7,898	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.993%	9/19/44	34,273	30,658	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.525%	2/25/37	197,167	120,871	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.628%	6/25/37	166,891	107,249	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	36,746	37,034	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.575%	6/25/44	24,087	22,252	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $212,507)				332,107

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 18.5%
CONSUMER DISCRETIONARY - 1.3%
Diversified Consumer Services - 0.4%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	3,000,000	$3,003,750	(c)

Hotels, Restaurants & Leisure - 0.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,260,000	1,252,125	(c)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	2,735,000	2,721,325	(c)
MGM Resorts International, Senior Notes	6.625%	12/15/21	480,000	506,400

Total Hotels, Restaurants & Leisure				4,479,850

Household Durables - 0.0%
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	360,000	364,500	(c)

Media - 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.500%	4/30/21	560,000	583,800
Gannett Co. Inc., Senior Notes	4.875%	9/15/21	230,000	222,525	(c)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000	1,155,000	(c)

Total Media				1,961,325

Specialty Retail - 0.0%
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	180,000	174,150	(c)
Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	600,000	600,000	(c)

TOTAL CONSUMER DISCRETIONARY				10,583,575

CONSUMER STAPLES - 1.9%
Food Products - 1.7%
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	700,000	695,625
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	2,000,000	2,040,000	(c)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	3,900,000	3,997,500	(d)
Tonon Bioenergia SA, Senior Notes	9.250%	1/24/20	4,700,000	4,020,897	(d)
Virgolino de Oliveira Finance Ltd., Senior Notes	10.500%	1/28/18	5,450,000	3,442,056	(d)

Total Food Products				14,196,078

Media - 0.0%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	200,000	197,500	(c)

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,480,000	1,443,000

TOTAL CONSUMER STAPLES				15,836,578

ENERGY - 4.3%
Energy Equipment & Services - 0.9%
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,770,000	1,739,025	(c)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	2,000,000	1,900,000	(c)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	3,800,000	4,018,500	(d)

Total Energy Equipment & Services				7,657,525

Oil, Gas & Consumable Fuels - 3.4%
Antero Resources Corp., Senior Notes	5.125%	12/1/22	570,000	554,325	(c)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	440,000	212,300
California Resources Corp., Senior Notes	6.000%	11/15/24	590,000	606,225	(c)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 3.4% (continued)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	230,000	$221,950
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	340,000	334,900	(c)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	2,350,000	2,884,625
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,000,000	2,120,000	(c)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	140,000	145,950	(c)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,210,000	1,191,850
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	1,000,000	1,005,000
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	640,000	627,200
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	1,000,000	897,500	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	497,025
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	220,000	224,950
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	400,000	417,000
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	800,000	880,000	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	1,000,000	955,300	(d)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	290,000	279,850
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	500,000	513,500
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,500,000	1,181,250	(d)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	2,490,000	2,492,490	(c)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,550,000	1,503,500
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	2,000,000	1,320,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	340,000	334,900
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,000,000	2,925,000	(c)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	260,000	261,625	(c)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,640,000	2,395,800
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	830,000	821,949	(c)

Total Oil, Gas & Consumable Fuels				27,805,964

TOTAL ENERGY				35,463,489

FINANCIALS - 2.0%
Banks - 1.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	3,250,000	3,055,000	(b)(e)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,000,000	4,298,500
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,250,000	3,038,750	(b)(e)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	3,250,000	3,095,625	(b)(e)

Total Banks				13,487,875

Consumer Finance - 0.2%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	1,090,000	1,133,600
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	540,000	552,150

Total Consumer Finance				1,685,750

Real Estate Investment Trusts (REITs) - 0.2%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	850,000	850,000	(c)
Geo Group Inc., Senior Notes	5.875%	10/15/24	400,000	401,000

Total Real Estate Investment Trusts (REITs)				1,251,000

TOTAL FINANCIALS				16,424,625

HEALTH CARE - 1.4%
Health Care Equipment & Supplies - 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	3,000,000	2,977,500

Health Care Providers & Services - 1.0%
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,820,000	2,953,950
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	3,000,000	3,210,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	440,000	466,400	(c)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 1.0% (continued)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,560,000	$1,634,100
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	480,000	451,200

Total Health Care Providers & Services				8,715,650

TOTAL HEALTH CARE				11,693,150

INDUSTRIALS - 3.4%
Aerospace & Defense - 0.6%
Heligear Acquisition Co.	10.250%	9/26/19	4,720,000	4,630,320	(c)

Air Freight & Logistics - 0.0%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	330,000	340,725	(c)

Airlines - 0.4%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,589,672	2,667,362	(c)
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	400,000	398,000

Total Airlines				3,065,362

Construction & Engineering - 1.8%
Aecom Technology Corp., Senior Notes	5.875%	10/15/24	380,000	382,375	(c)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	4,100,000	4,212,750	(d)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,180,000	2,263,522	(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,850,000	1,868,500	(c)
Modular Space Corp., Secured Notes	10.250%	1/31/19	671,000	677,710	(c)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	6,000,000	5,760,000	(c)

Total Construction & Engineering				15,164,857

Electrical Equipment - 0.4%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	3,000,000	2,981,250	(c)(f)

Machinery - 0.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	480,000	504,000	(c)

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	1,130,000	1,135,650	(c)

TOTAL INDUSTRIALS				27,822,164

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment, Instruments & Components - 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	3,670,000	3,761,750

IT Services - 0.1%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	430,000	417,100	(c)

TOTAL INFORMATION TECHNOLOGY				4,178,850

MATERIALS - 2.1%
Chemicals - 0.4%
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	2,740,000	2,801,650	(c)

Construction Materials - 0.2%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,000,000	1,127,500	(c)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	400,000	394,000	(c)

Total Construction Materials				1,521,500

Containers & Packaging - 0.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	480,000	482,400	(c)(f)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	390,000	413,400

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - 0.2% (continued)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	970,000		$986,975	(c)

Total Containers & Packaging					1,882,775

Metals & Mining - 1.0%
Evraz Group SA, Senior Notes	9.500%	4/24/18	650,000		677,625	(d)
Evraz Group SA, Senior Notes	6.750%	4/27/18	500,000		479,420	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,526,250	(c)
Magnetation LLC/Mag Finance Corp., Senior Secured Notes	11.000%	5/15/18	810,000		822,150	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	800,000		755,888
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,000,000		2,195,000
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	1,200,000		1,231,500	(c)
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	420,000		382,200	(c)

Total Metals & Mining					8,070,033

Paper & Forest Products - 0.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,150,000		1,776,437	(c)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	780,000		721,013

Total Paper & Forest Products					2,497,450

TOTAL MATERIALS					16,773,408

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.7%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	4,200,000		4,158,000	(d)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	650,000		697,125
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	440,000		470,800	(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	330,000		338,250

Total Diversified Telecommunication Services					5,664,175

Wireless Telecommunication Services - 0.9%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000		1,091,250
Sprint Corp., Senior Notes	7.875%	9/15/23	1,790,000		1,897,400	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,230,000		4,309,313	(c)

Total Wireless Telecommunication Services					7,297,963

TOTAL TELECOMMUNICATION SERVICES					12,962,138

TOTAL CORPORATE BONDS & NOTES (Cost - $155,372,472)					151,737,977

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 11.3%
Australia - 1.0%
Australia Government Bond, Senior Bonds	2.500%	9/20/30	7,200,000	AUD	8,113,639	(d)

Brazil - 6.7%
Federative Republic of Brazil, Notes	6.000%	8/15/22	117,033,024	BRL	48,509,184

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Brazil - 6.7% (continued)
Federative Republic of Brazil, Notes	6.000%	8/15/50	15,178,841	BRL	$6,084,199

Total Brazil					54,593,383

Canada - 1.2%
Government of Canada, Bonds	4.250%	12/1/26	7,800,694	CAD	10,123,106

Japan - 0.5%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	400,959,000	JPY	3,940,859

New Zealand - 0.9%
New Zealand Government Bond, Senior Bonds	2.000%	9/20/25	10,080,000	NZD	7,803,088	(d)

Sweden - 1.0%
Kingdom of Sweden, Bonds	0.250%	6/1/22	55,580,000	SEK	8,085,519

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $99,430,536)					92,659,594

SOVEREIGN BONDS - 6.2%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,370,000		1,274,100

Brazil - 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	21,113,000	BRL	8,277,728

Mexico - 4.2%
United Mexican States, Bonds	6.500%	6/9/22	395,995,000	MXN	30,524,505
United Mexican States, Bonds	8.000%	6/11/20	48,510,000	MXN	4,058,352

Total Mexico					34,582,857

Russia - 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	3,633,925		4,070,832	(d)

Venezuela - 0.4%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	4,305,000		2,981,212	(d)

TOTAL SOVEREIGN BONDS (Cost - $53,471,508)					51,186,729

			SHARES
PREFERRED STOCKS - 0.3%
Financials - 0.1%
Consumer Finance - 0.1%
GMAC Capital Trust I	8.125%		48,725		1,296,572	(b)

Industrials - 0.2%
Trading Companies & Distributors - 0.2%
General Finance Corp.	8.125%		54,400		1,387,744

TOTAL PREFERRED STOCKS (Cost - $2,682,884)					2,684,316

TOTAL INVESTMENTS - 135.0% (Cost - $1,115,397,277#)					1,107,536,000
Liabilities in Excess of Other Assets - (35.0)%					(287,140,315)

TOTAL NET ASSETS - 100.0%					$820,395,685

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to Schedule of Investments (unaudited) (continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$808,572,919	—	$808,572,919
Asset-backed securities	—	362,358	—	362,358
Collateralized mortgage obligations	—	332,107	—	332,107
Corporate bonds & notes	—	151,737,977	—	151,737,977
Non-U.S. treasury inflation protected securities	—	92,659,594	—	92,659,594
Sovereign bonds	—	51,186,729	—	51,186,729
Preferred stocks	$2,684,316	—	—	2,684,316

Total investments	$2,684,316	$1,104,851,684	—	$1,107,536,000

Other financial instruments:
Futures contracts	$865,679	—	—	$865,679
Forward foreign currency contracts	—	$7,983,990	—	7,983,990

Total other financial instruments	$865,679	$7,983,990	—	$8,849,669

Total	$3,549,995	$1,112,835,674	—	$1,116,385,669

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures Contracts	$93,178	—	—	$93,178
Forward Foreign Currency Contracts	—	$2,568,336	—	2,568,336
Centrally Cleared Interest Rate Swaps	—	822,393	—	822,393

Total	$93,178	$3,390,729	—	$3,483,907

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or

Notes to Schedule of Investments (unaudited) (continued)

becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense”. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Notes to Schedule of Investments (unaudited) (continued)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exhange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty

Notes to Schedule of Investments (unaudited) (continued)

otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,568,336. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,262,090
Gross unrealized depreciation	(27,123,367)

Net unrealized depreciation	$(7,861,277)

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$202,018,189	0.16%	$280,468,206

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.12% to 0.25% during the period ended September 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $248,603.

At September 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.18%	8/13/2014	1/21/2015	$64,164,099
Deutsche Bank	0.21%	8/20/2014	1/21/2015	73,425,000
Barclays Capital	0.17%	8/20/2014	11/21/2014	60,504,732
Morgan Stanley	0.20%	8/13/2014	11/21/2014	18,864,375
Morgan Stanley	0.18%	8/20/2014	11/21/2014	63,510,000

				$280,468,206

On September 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $288,553,270.

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	429	$52,231
Options written	13,203	4,952,942
Options closed	(11,198)	(3,866,880)
Options exercised	(2,434)	(1,138,293)
Options expired	—	—

Written options, outstanding as of September 30, 2014	—	—

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	240	12/14	$35,734,592	$36,600,000	$865,408
Contracts to Sell:
U.S. Treasury 5-Year Notes	509	12/14	60,100,049	60,193,227	(93,178)
U.S. Treasury Long-Term Bonds	3	12/14	413,990	413,719	271

					(92,907)

Net unrealized appreciation on open futures contracts					$772,501

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	55,000,000	$22,384,994	10/16/14	$(1,342,357)
Canadian Dollar	Citibank N.A.	1,750,000	1,562,012	10/16/14	(48,227)
Mexican Peso	Citibank N.A.	212,000,000	15,769,556	10/16/14	(475,510)
Mexican Peso	Citibank N.A.	113,340,000	8,430,762	10/16/14	(193,562)
Mexican Peso	Citibank N.A.	110,000,000	8,182,317	10/16/14	(200,615)
Mexican Peso	Citibank N.A.	15,000,000	1,115,770	10/16/14	(31,302)
Canadian Dollar	Citibank N.A.	9,918,299	8,846,802	11/14/14	(273,229)
Canadian Dollar	Credit Suisse First Boston Inc.	164,570	146,791	11/14/14	(3,534)

					(2,568,336)

Contracts to Sell:
Australian Dollar	Citibank N.A.	9,335,000	8,165,164	10/16/14	519,961
Brazilian Real	Bank of America N.A.	60,220,000	24,509,533	10/16/14	1,879,599
Brazilian Real	Citibank N.A.	82,531,306	33,590,232	10/16/14	2,569,646
Canadian Dollar	Bank of America N.A.	11,350,000	10,130,763	10/16/14	215,467
Canadian Dollar	Citibank N.A.	1,750,000	1,562,012	10/16/14	54,227
Japanese Yen	Bank of America N.A.	433,390,000	3,951,956	10/16/14	275,002
Mexican Peso	Citibank N.A.	488,530,000	36,339,157	10/16/14	972,577
New Zealand Dollar	Citibank N.A.	10,000,000	7,795,629	10/16/14	622,521
Swedish Krona	Citibank N.A.	57,800,000	8,009,526	10/16/14	432,336
Canadian Dollar	Citibank N.A.	7,930,820	7,074,036	11/14/14	146,869
Canadian Dollar	Credit Suisse First Boston Inc.	2,152,048	1,919,558	11/14/14	44,545
Brazilian Real	Citibank N.A.	9,493,295	3,801,394	12/15/14	251,240

					7,983,990

Net unrealized appreciation on open forward foreign currency contracts					$5,415,654

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
RBS Greenwich	$27,580,000	2/15/40	3.383% semi-annually	3-Month LIBOR	$(26,284)	$(822,393)

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$865,679	$(93,178)	—	—	$(822,393)	$(49,892)
Foreign Exchange Risk	—	—	$7,983,990	$(2,568,336)	—	5,415,654

Total	$865,679	$(93,178)	$7,983,990	$(2,568,336)	$(822,393)	$5,365,762

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$200,447
Written options†	334,708
Futures contracts (to buy)	40,616,249
Futures contracts (to sell)	170,681,639
Forward foreign currency contracts (to buy)	20,244,798
Forward foreign currency contracts (to sell)	79,635,983

Average Notional Balance
Interest rate swap contracts	$2,758,000
Credit default swap contracts (to buy protection) †	4,550,000
Total return swap contracts†	47,202,000

†	At September 30, 2014, there were no open positions held in this derivative.

Item 2.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

Item 3.	Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date: November 25, 2014

By:	RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 25, 2014